UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2011

MERCER GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52660	20-1769847
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1620-200 Burrard Street, Vancouver,	V6C3L6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 604 681 3130

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01            Entry into a Material Definitive Agreement

Effective December 30, 2010, we entered into amending agreement between our company and Mercer Gold Corp. (British Columbia) with respect to a mineral assets option agreement originally executed on April 13, 2010. The amending agreement provides for an amendment to the definition of expenditures and a change to Article 2 section 2 subsection C with respect to expenditure commitments.

Item 7.01            Regulation FD Disclosure

On January 18, 2011, we issued a news release announcing the final results from Hole MGDH-03 from our Guayabales Gold Project in the Marmato District in Caldas Department, Colombia.

Item 9.01            Financial Statements and Exhibits

10.1	Amendment to Mineral Assets Option Agreement dated December 30, 2010

99.1	News Release dated January 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER GOLD CORPORATION

/s/ Rahim Jivraj
Rahim Jivraj
Chief Executive Officer

January 18, 2011